PC Connection

PC Sales Corporation (SMB Segment)

- Leading direct marketer of information technology products and solutions
- Focused on small- and medium-sized businesses (SMBs)
- Utilize outbound telemarketing, catalog and website marketing
- Differentiated by providing superior service and value to customers
- Number of sales representatives – 341 (as of December 31, 2002)
- 2002 annual sales - $703 million

GovConnection™

GovConnection, Inc. (Public Sector)

- Public sector customers are separated into four distinct market sectors:
  - Federal
  - Higher Ed
  - K – 12
  - State and Local
- Utilize field sales, outbound telemarketing, catalog and website

GovConnection™

GovConnection, Inc. (Public Sector) – (Cont'd.)

- General seasonality of business:

	Q1	Q2	Q3	Q4	Total
• Federal	15%	17%	33%	35%	100%
• Education	19	29	31	21	100
• State and Local	20	31	26	23	100

- Number of sales representatives – 99 (as of December 31, 2002)
- 2002 annual sales - $294 million

MORE DIRECT

MoreDirect, Inc. (Large Account Segment)

(Acquired by PC Connection, Inc. on April 5, 2002)

- Provides efficient IT hardware procurement system for large customers
- Knowledgeable, high-level field sales account managers with 10 – 20 years experience in IT hardware
- Aggregates inventories of leading wholesale distributors and manufacturers (virtual inventory – no warehousing or logistics)

MORE DIRECT

MoreDirect, Inc. – (Cont'd.)

- Provides asset tracking, serial number and invoice data directly into customers back-end systems
- Number of sales representatives – 72 (as of December 31, 2002)
- 2002 pro forma annual sales - $249 million

Products – "Your Brands"

- Over 1400 Manufacturers
- $42M of Inventory On Hand
- Distribution Partnerships (Ingram, Tech Data, Pioneer, Others)

BROAD PRODUCT SELECTION



Key Growth Area
Security
Storage
Installation Services
Extended Service Plans
High-End Peripherals
Servers
NetCom
Systems
Printer
Peripherals, Software and Accessories
1982
1985
1990
1993
1995
1998
2000
2001
2002

PC Connection

PURSUING LARGE MARKET OPPORTUNITIES

Company Segments	Market Opportunity [1]	Pro Forma Net Sales 2002 [2]	Company Market Share
Small- and Medium-Sized Businesses	$100,000	$703	0.70%
Government & Education	50,000	294	0.59%
Large Corporate Accounts	100,000	249	0.25%
	$250,000	$1,246	0.50%

(1) IDC and PC Connection estimates

(2) The pro forma net sales assumes the acquisition of MoreDirect had taken place January 1, 2002

PC Connection

IMPROVE SALES PRODUCTIVITY

($ in thousands)

Company Segments	Pro Forma Net Sales 2002	Sales Reps Annual	Average Productivity Annual 2002 (1)	Average Productivity Target
Small- and Medium-Sized Businesses	$ 703,505	341	$2,063	$3,000
Government & Education	293,938	99	2,969	3,500
Large Corporate Accounts	248,564	72	3,452	4,000
Total/Average	$1,246,007	512	$2,434	$3,200

(1) The pro forma information assumes the acquisition of MoreDirect had taken place January 1, 2002

PC Connection

Account Manager Tenure
(In Months)



35
30
25
20
15
10
# of Months
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
SMB Account Managers
Public Sector Account Managers

PC Connection

Internet Business Account Program
(Excluding MoreDirect)


New Website Rolled Out
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Q1 01
Q2 01
Q3 01
Q4 01
Q1 02
Q2 02
Q3 02
Q4 02
Jan-03
% of SMB Sales
% of Public Sector Sales

PC Connection

FOCUS ON ENTERPRISE & NETWORKING

Product Mix Shifting from Desktop to Enterprise


1996
Notebook & Desktop Systems
24%
5%
Enterprise/ Networking
71%
Other
2002
Notebook & Desktop Systems
31%
22%
Enterprise/ Networking
47%
Other

PC Connection

Near-Term Sales and Marketing Strategies

- Improve the sales productivity per Account Manager
- Realize positive results from our investment in our new website technology
- Improve gross margins
- Achieve results from recent investments in our government and education business
- Support the continuing sales success of our recently acquired subsidiary – MoreDirect

Improve Product Margins

- Enhancement of add-on sales for accessories and consumables
- Increase sales of enterprise-class products as a percent of total net sales
- Increase account penetration with PC Connection and third-party value-added service offerings
- Greater focus on solution sales
- Greater utilization of vendor rebate programs

Net Sales By Segment



Sales Trends – Stable to Improving
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Q1 01
Q2 01
Q3 01
Q4 01
Q1 02
Q2 02
Q3 02
Q4 02
SMB
Public Sector
Large Account

PC Connection

Gross Profit Margin as a % of Net Sales



Improving Trends
13.00%
12.50%
12.00%
11.50%
11.00%
10.50%
10.00%
9.50%
9.00%
8.50%
8.00%
Q1 01
Q2 01
Q3 01
Q4 01
Q1 02
Q2 02
Q3 02
Q4 02
SMB
Public Sector
Large Account
Consolidated

PC Connection

S,G & A as a Percentage of Sales


Improving Trends
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
10.05%
10.33%
9.31%
10.01%
11.59%
10.51%
9.57%
9.70%
Q1 01
Q2 01
Q3 01
Q4 01
Q1 02
Q2 02
Q3 02
Q4 02

Operating Income (Loss) as a Percentage of Sales



Improving Trends
Percentage
1.50%
1.00%
0.50%
0.00%
-0.50%
-1.00%
-1.50%
1.35%
0.72%
1.03%
0.85%
-1.41%
0.21%
1.12%
1.39%
Q1 01
Q2 01
Q3 01
Q4 01
Q1 02
Q2 02
Q3 02
Q4 02

PC Connection

Diluted Earnings Per Share



Improving Trends
$0.15
$0.10
$0.05
$0.00
-$0.05
-$0.10
0.10
0.06
0.08
0.06
-0.09
0.01
0.09
0.12
Q1 01
Q2 01
Q3 01
Q4 01
Q1 02
Q2 02
Q3 02
Q4 02

PC Connection

Asset Utilization



62
57
52
47
42
37
32
27
22
Days
40
35
30
25
20
15
10
5
0
Inventory Turns
1998
1999
2000
2001
2002
Days Sales Outstanding
Inventory Days
Inventory Turns

PC Connection

Financial Model

	1998	1999	2000	2001	2002	Two Year Target Ranges
Revenue Growth	33.0%	44.0%	33.0%	(18.0)%	-	15 –20%
EPS Growth	29.0%	44.0%	30.0%	(75.0)%	(57.0)%	30% +
Gross Profit Margin	12.4%	12.0%	12.2%	11.1%	10.8%	11.0 – 11.5%
SG&A [(1)]	9.1%	8.5%	8.6%	9.9%	10.2%	8.5% - 9.0%
Operating Margin	3.0%	3.5%	3.6%	1.0%	.5%	2.0% - 2.5%
Inventory Turns	10X	14X	18X	18X	22X	25 – 28X
Days Sales Outstanding (DSO)	53	58	50	53	49	40 – 43 Days

(1) Excluded restructuring costs and other special charges

PC Connection